UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 29, 2024

XOMA CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310, Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0075 par value	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 29, 2024, XOMA Corporation (“XOMA”), through its wholly-owned subsidiary, XOMA (US) LLC (the “Company”), entered into a Traditional Royalty Purchase Agreement with Daré Bioscience, Inc. (“Daré”) (the “TRPA”) and a Synthetic Royalty Purchase Agreement with Daré (together with the TRPA, the “Purchase Agreements”).

Pursuant to the terms of the Purchase Agreements, the Company paid $22,000,000 in cash to Daré in consideration for the sale of (a) 100% of all remaining royalties related to XACIATO™ not already subject to the royalty-backed financing agreement Daré entered into in December 2023 and net of payments owed by Daré to upstream licensors, which equates to royalties ranging from low to high single digits, and of all potential commercial milestones related to XACIATO™ that are payable to Daré under that certain Exclusive License Agreement by and between Daré and Organon International GMBH, dated March 31, 2022, as amended; (b) a 4% synthetic royalty on net sales of OVAPRENE® and a 2% synthetic royalty on net sales of Sildenafil Cream, 3.6%, which will decrease to 2.5% and 1.25%, respectively, upon XOMA achieving a pre-specified return threshold; and (c) a portion of Daré’s right to a certain milestone payment that may become payable to Daré under that certain License Agreement between Daré and Bayer HealthCare LLC, dated January 10, 2020. The Purchase Agreements also provide for certain milestone payments from the Company to Daré upon achieving a pre-specified return threshold, subject to the terms of the Purchase Agreements.

The foregoing description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreements.

On April 30, 2024, the Company issued a press release announcing the transactions described herein, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 30, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA CORPORATION

Date: April 30, 2024	By:	/s/ THOMAS BURNS
Thomas Burns
Senior Vice President, Finance and Chief Financial Officer